UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 14, 2006

MULTICELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10221	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 George Washington Highway

Lincoln, Rhode Island 02865

(Address of principal executive offices, including zip code)

(401) 333-0610

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2006, MultiCell Technologies, Inc. (the “Company”) entered into Subscription Agreements to sell Shares of Series B Convertible Preferred Stock and Common Stock Warrants (the “Subscription Agreements”) with Monarch Pointe Fund, Ltd., Mercator Momentum Fund III, L.P., Asset Managers International Ltd. and Pentagon Special Purpose Fund Ltd. (collectively, the “Purchasers”). Pursuant to the Subscription Agreements, the Purchasers purchased an aggregate of 17,000 shares of Series B Preferred Stock of the Company (the “Series B Shares”) at a purchase price of $100 per share, for an aggregate purchase price of $1,700,000. The Series B Shares are convertible into shares of the Company’s Common Stock at any time at the sole discretion of the holders thereof. The number of shares of Common Stock issuable upon conversion is determined by dividing the purchase price per share ($100) by the conversion price per share (initially $0.32). The conversion price shall be subject to adjustment including weighted average price-based anti-dilution adjustment, subject to certain exceptions.

Pursuant to the Subscription Agreements and Registration Rights Agreements (the “Registration Rights Agreements”) between the Company and the Purchasers dated July 14, 2006, the Company agreed to file, within 45 days after the closing date, a registration statement (the “Registration Statement”) covering the resale of the shares of Common Stock issuable upon conversion of the Series B Shares and issuable upon exercise of the Warrants to Purchase Common Stock, and must use its reasonable best efforts to ensure the Registration Statement becomes effective no later than ninety (90) days after such filing.

If the Company draws any proceeds from the Company’s equity line credit facility with Fusion Capital, the Purchasers may require the Company to use 25% of the gross proceeds received by the Company under such equity line to repurchase and redeem Purchaser’s Series B Shares or Series B Preferred shares converted into Common Stock, as determined in the discretion of such Purchaser. Series B Shares so redeemed shall be redeemed at $100 per share, plus accrued and unpaid dividends thereon, and shares of Common Stock so redeemed shall be redeemed at a price per share equal to the value weighted average closing price of the Company’s Common Stock over the immediately preceding five trading days, plus accrued and unpaid dividends thereon.

Until the earlier of (a) two (2) years after the closing date or (b) the date upon which all of the Series B Shares have been converted into Common Stock, the Purchasers shall have a right of first refusal on any financing in which the Company is the issuer of debt or equity securities. If (a) the Company raises debt or equity financing during the right of first refusal period, (b) the Company’s Common Stock is trading below the conversion price of the Series B Shares at the time of such financing, and (c) the Purchasers do not exercise their right of first refusal, then the Company shall, at the option of any Purchaser, use 25% of the net proceeds from such financing to redeem such Purchasers’ shares of Series B Preferred Stock or Common Stock, as determined by such Purchaser. The redemption price shall be determined in the same manner as any redemption set forth in the preceding paragraph. In addition, if an event of default (as defined in the agreement) occurs, the conversion price of the Series B Shares (as set forth below) shall be reduced to 85% of the then applicable conversion price of such shares.

The Company also issued Warrants to Purchase Common Stock to the Purchasers. The Warrants are exercisable for an aggregate of up to 10,500,000 shares of the Company’s Common Stock at an exercise price per share of $0.35. In no event shall the holder be permitted to exercise such holder’s warrant for a number of shares that would cause the beneficial ownership of the Company’s Common Stock of either (a) Monarch Pointe Fund, Ltd. and Mercator Momentum Fund III, L.P. or (b) Asset Managers International Ltd. and Pentagon Special Purpose Fund Ltd. to become greater than 9.99% of the Company’s Common Stock then outstanding. The warrants expire on July 14, 2011.

The Company also filed a Certificate of Designation of Series B Convertible Preferred Stock (the “Certificate of Designation”) setting forth the rights, preferences and privileges of the Series B Shares. Until the Company files the Registration Statement, each holder of Series B Shares shall receive a senior cumulative dividend per share. In the event of any liquidation, dissolution or winding up of the Company, the holders of Series B Shares have a junior preference to the holders of Series I Preferred Convertible Preferred Stock and a senior preference to the holders of the Company’s Common Stock. The holders of Series B Preferred Stock shall not have the right to vote on shareholder matters; provided, however, consent or vote of holders of a majority of the issued and outstanding Series B Preferred Stock (voting together as a separate class) shall be required for certain significant transactions.

The issuances of the Series B Shares and the Warrants were exempt from registration by virtue of Section 4(2) of the Securities Act of 1933, as amended.

A copy of the Form of Subscription Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the Form of Warrant to Purchase Common Stock (Cashless exercise) is filed herewith as Exhibit 4.1 and is incorporated herein by reference. A copy of the Form of Warrant to Purchase Common Stock (Cash exercise) is filed herewith as Exhibit 4.2 and is incorporated herein by reference. A copy of the Certificate of Designation is filed herewith as Exhibit 4.3 and is incorporated herein by reference. A copy of the Form of Registration Rights Agreement is filed herewith as Exhibit 4.4 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See the disclosures set forth under Item 1.01, which is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On July 20, 2006, the Company issued a press release announcing the sale of the Series B Shares and common stock warrants. A copy of this press release is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report. The press release and the information therein are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock (Cashless exercise) dated July 14, 2006.

4.2	Form of Warrant to Purchase Common Stock (Cash exercise) dated July 14, 2006.

4.3	Certificate of Designation of Series B Convertible Preferred Stock.

4.4	Form of Registration Rights Agreement dated July 14, 2006.

10.1	Form of Shares of Series B Convertible Preferred Stock and Common Stock Warrants Subscription Agreement dated July 14, 2006.

99.1	Press Release dated July 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ Gerard A. Wills
Gerard A. Wills Senior Vice President, Finance and Chief Financial Officer

Date: July 20, 2006